UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: January 13, 2009
Date of Earliest Event Reported: January 7, 2009

SYNCORA HOLDINGS LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32950	Not Applicable
(Jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification
No.)

Canon’s Court
22 Victoria Street
Hamilton, Bermuda HM 12
(Address of principal executive
offices, including zip code)

(441) 295-7135
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors of Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of
Certain Officers.

     On January 7, 2009, Syncora Holdings Ltd. (the “Company”) agreed to pay Claude LeBlanc, Special Advisor to the Company’s Board of Directors, a retention payment of $200,000. Of this amount, $150,000 will be paid in January 2009 and must be repaid to the Company in the event that Mr. LeBlanc voluntarily resigns or is terminated by the Company for cause prior to March 31, 2009. The remaining $50,000 will be paid to Mr. LeBlanc on or shortly after April 30, 2009 so long as he remains employed with the Company through April 30, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: January 13, 2009

Syncora Holdings Ltd.

By:	/s/ Susan Comparato
	Name:	Susan Comparato
	Title:	Acting Chief Executive
Officer and President